INVESTOR PRESENTATION MARCH 2018

2© 2018 | Forward-Looking Statements Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solu tions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2018 Financial Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June30, 2017 (the “2017 Annual Report”), as they may be updated in any future reports filedwith the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2017 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; any material breach of Broadridge security affecting its clients’ customer information; changes in l aws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

3© 2018 | Use of Non-GAAP Financial Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes its Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate the Company's ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing its business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the eva luation process for determining management compensation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operating performance. These adjusted measures exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Tax Act items. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash expenses associated with the Company's acquisition activities. Acquisition and Integra tion Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company's net U.S. federal and state deferred tax liabilities attributable to the Tax Cuts and Jobs Act (the "Tax Act"). The Company excludes Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Tax Act items from these measures because excluding such information provides the Company with an understanding of the results from the primary operations of its business and these items do not reflect ordinary operations or earnings. Management believes these measures may be useful to an investor in evaluating the underlyingoperating performance of the Company's business. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free c ash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by opera ting activities less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP c an be found in the tables that are part of this presentation. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

4© 2018 | Market dynamics driving strong growth for Broadridge’s technology-driven solutions Broadridge is Ready For Next Proven strategy and experienced management team to drive sustainable growth Uniquely positioned to deliver network value and capture additional, large market opportunities Successful track record balancing top quartile total shareholder return with continued reinvestment

The industry's leading choice

GOVERNANCE	CAPITAL MARKETS	WEALTH MANAGEMENT
• Process 80% of outstanding shares in the United States, 50%+ for rest of world • Distribute 90%+ of broker regulatory communications to 140M individual accounts • Serve most brokers, funds, and public companies in North America • Reach 80% of North American households • No "snake pit"	• Clear and settle over $5T per day • Serve 18 of 23 US primary dealers for fixed income • Process Equities for 7 of the top 10 global investment banks • Support clearance and settlement in over 80 countries	• Support 50M+ accounts through our technology platform • 25%+ of US Financial Advisors utilize Broadridge's front office solutions • Provide data aggregation service for 228K+ agents and advisors • Maintain 100K retirement plans through Broadridge's mutual fund settlements platform
✓ GROWING FRANCHISE	✓ GROWING FRANCHISE	○ FRANCHISE OPPORTUNITY

Broadridge
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6© 2018 | Broadridge platform-based business model creates unique value Network value Deep financial services knowledge Multi-client managed services approach • Domain expertise • Trusted • Unique Capability • Data & Analytics • Scale leadership • Significant IP

7© 2018 | Broadridge’s directly addressable market is $25-40B Key Market Trends $9-13B $6-12B $10-15B GOVERNANCE & COMMUNICATIONS WEALTH MANAGEMENT CAPITAL MARKETS 100% = $25-40B DATA & ANALYTICS DIGITIZATION MUTUALIZATION Large Growth Opportunity

8© 2018 | Broadridge is focused on three key opportunities, two of which are already strong franchises Address critical industry needs by utilizing our unique network and industry-leading platform capabilities Well-positioned to drive International growth and extend our key franchises by becoming the preferred global provider EXTEND GOVERNANCE DRIVE CAPITAL MARKETS BUILD WEALTH MANAGEMENT

9© 2018 | Extend Governance Key Opportunities • Transform regulatory communications • Develop omni-channel communications • Expand issuer services and continue to bring transparency to governance 140M+ RETAIL SHAREHOLDER ACCOUNTS 150,000+ INSTITUTIONAL SHAREHOLDERS 24,000+ MUTUAL FUNDS 1,100+ BANKS and BROKER-DEALERS 5,000+ CORPORATE ISSUERS Fee Revenue = $1.7B

10© 2018 | Broadridge has a strong track record of digital transformation Customer Communications2 Presentment & Payment Notifications Cloud DeliveryE-Delivery Proxy & Other Regulatory1 Data & Analytics Suppression Algorithms Summary Prospectus E-Delivery Investor Mailbox Enhanced Broker Internet Platform Mobile Proxy Voting 64% Collectively saving our clients $15+ billion over the past decade and generating a $200+ million recurring revenue stream tied to digitizing communications 30% 1 Proxy, Interims and Post Sale Prospectus 2 Bills, statements, trade confirms, tax documents and more FIRST USE TODAY SUCCESSFULLY DIGITIZED

11© 2018 | Drive Capital Markets Drive global technology platform Extend with additional solutions Create network value Data Fabric Unified Portal Global Position Manager Global P&L Global Sub-Ledger Managed Services Options Core Components Connectivity Reference Data Netting & Allocation Clearance & Settlement Books & Records Funding/ Collateral/ Fees Asset Servicing Reconciliation Regulatory Operational Risk Asset Class and Function Coverage Equities Exchange Traded Derivatives Trade & Position Financing Foreign Exchange & Money Markets Fixed Income SOLUTION COMPONENTS Fee Revenue = $0.5B

12© 2018 | Build Wealth Management Drive winning targeted solutions Deliver front-to-back global institutional platform of the future Wrap in next-generation digital and data processing capabilities Drive best-of-suite solutions for investment managers Advisors Investors • Wealth management tools • Targeted marketing • Wealth mobile portal • Educational content • Enriched, digital communications • Trading and account servicing • Clearance & settlement • Client and regulatory reporting • Business process automation & workflows ICS GTO Fee Revenue = $0.4B

13© 2018 | Broadridge business model is strong Sustainable Growth • Large, recurring revenue base with good visibility • Organic strength driven by large addressable market opportunity Steady Margin Expansion • Continued scale and operational leverage • Focus on operational efficiencies Strong Free Cash Flow • 100+% free cash flow conversion • Largely predictable model Balanced Capital Allocation • Target ~45% dividend payout ratio1 • Balance of targeted M&A and share repurchase 1 Dividend payout ratio is a percentage of prior year Adjusted Net Earnings and is subject to Board Approval

14© 2018 | High quality revenue stream $4.1B Total FY17 Revenues Event-Driven Fee (5%) ~$200M Annual Average (FY15-FY17)$0.2B Distribution (38%) <10% Gross Margin $1.6B Recurring Fee (59%) 14% CAGR (FY14-17) 6 yrs Average Contract Length 5% Organic CAGR (FY14-17) 98% Revenue Retention Rate $2.5B Note: Revenue components and percentages based on FY17 results unless shown as a multi -year average or on a CAGR basis. Recurring Fee, Event-Driven Fee and Distribution exclude the impact of FX and Other.

15© 2018 | New sales drive organic recurring revenue growth Net New Business Internal Growth Total Organic Growth Acquisitions 5-6% FY17- FY20 Objective (CAGR) 0-1% 5-7% ~2% 3% 4% 4% FY15 FY16 FY17 1% 1% 2% FY15 FY16 FY17 4% 6% 6% FY15 FY16 FY17 2% 3% 24% FY15 FY16 FY17 Total Recurring Revenue 7-9% 4% 2% 5% 10% FY14- FY17 (CAGR) Note: Totals may not sum due to rounding

16© 2018 | Recurring Fee Revenue Event-Driven Revenue Distribution Revenue Two strong and growing segments INVESTOR COMMUNICATION SOLUTIONS $3.4B Total Revenue $0.2B 12.3% Margin 6% Organic Growth KEY BUSINESSES KEY BUSINESSES Governance Customer Communications Data Driven Solutions Capital Markets Infrastructure Wealth Management Investment Management 21.1% Margin 6% Organic Growth Recurring Fee Revenue $0.8B$1.6B $1.6B GLOBAL TECHNOLOGY & OPERATIONS $0.8B Total Revenue Note: Revenue figures and percentages based on FY17 segment results. Margin shown is Earnings before Income Taxes margin by r eportable segment.

17© 2018 | Capital allocation priorities Strong Dividend • Target ~45% payout ratio1 • Top quartile payout ratio compared to S&P 500 and leads peer group $0.4B Returned to shareholders during FY15 – FY17 Disciplined M&A $0.8B • Compelling returns • Accretive to EPS within first 12-18 months • Focus on tuck-in acquisitions Invested in M&A during FY15 – FY17 Share Repurchase • Commitment to return capital • Steady buyer of our shares $0.6B Returned to shareholders during FY15 – FY172 Capital Structure $1.0B • Ample liquidity • Investment grade credit profile • Weighted average cost of debt 3.4% Revolving credit facility 1 Dividend payout ratio is a percentage of prior year Adjusted Net Earnings and is subject to Board Approval 2 Share repurchase figure shown as net of proceeds from exercise of stock options

Achieved multi-year objectives and demonstrated strong growth performance

Compound annual growth rates (CAGRs), except margin	2014 Investor Day 3-Year Objectives	FY14 - FY17 Actuals	FY14 - FY17 Excluding NACC
Recurring Fee Revenue	7% - 10%	14%	7%
Total Revenue	5% - 7%	17%	6%
Adjusted Op Income Margin %	18.6% - 19.5%[1]	15.0%	18.9%
Adjusted Net Earnings	9% - 11%	11%	9%
Adjusted EPS	-	12%	10%

[1] 2014 Investor Day Objective was to expand FY14 EBIT margins by 130-220bps from 16.4% over the three year period. In Q1 of FY16 we began reporting Adjusted Operating Income. The comparable Adjusted Operating Income margin % in FY14 was 17.3% and the comparable 2014 Investor Day Objective wa s 18.6% - 19.5%. Adjusted Operating Income Margin is an ending objective for FY17.

Note: Adjusted measures are Non-GAAP measures. See Appendix for reconciliation of Non-GAAP to GAAP figures. "NACC" is the FY17 acquisition of North American Customer Communications

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19© 2018 | CEO scorecard Strength of our Governance and Capital Markets franchises with growing breadth of products built or acquired EXISTING BUSINESSES Positioned to go after real opportunities based on existing capabilities, supported by investments we have already made NEW OPPORTUNITIES Market demand, pipeline and quality of client dialogues are strong and growing SALES PIPELINE “Broadridge has never been better positioned for future growth”

20© 2018 | Recurring Fee Revenue Growth 7-9% Total Revenue Growth 5-7% Adjusted Op Income Margin Expansion ~50bps/yr Adjusted EPS Growth 14-18% Winning formula for top quartile TSR FY17 - FY20 three year growth objectives Note: Compound annual growth rates (CAGRs), except margin. Three year Adjusted EPS Growth objective includes benefit from change in U.S. tax law

21© 2018 | Track record of growth and value creation $1.1B $2.5B FY 0 8 FY 0 9 FY 1 0 FY 1 1 FY 1 2 FY 1 3 FY 1 4 FY 1 5 FY 1 6 FY 1 7 $20 $100 4 /1 /0 7 1 /1 /0 8 1 0 /1 /0 8 7 /1 /0 9 4 /1 /1 0 1 /1 /1 1 1 0 /1 /1 1 7 /1 /1 2 4 /1 /1 3 1 /1 /1 4 1 0 /1 /1 4 7 /1 /1 5 4 /1 /1 6 1 /1 /1 7 1 0 /1 /1 7 9% CAGR RECURRING FEE REVENUE GROWTH BROADRIDGE SHARE PRICE 19% Annualized TSR $100 share price as of 2/28/18

22© 2018 | Appendix: Broadridge Second Quarter Fiscal Year 2018 Highlights as of 2/8/2018 Earnings Call

© 2018 | Second Quarter 2018 Revenue Growth Drivers ▪ Second Quarter 2018 Recurring fee revenues grew 5% to $562 million ▪ Second Quarter 2018 Total revenues grew 13% to $1.01 billion $1,013 M +3% +8% +3% 0% $893 M $536 M $562 M +6% -3% +1% +1% +5% +13% 23 Note: Amounts may not sum due to rounding Organic Growth: 4%

© 2018 | Tax Act Impact to Broadridge 2017 2018 2019 $ in millions FY 2Q 1H FY Outlook FY Indicative Effective Tax Rate (GAAP) 33.1% 40.0% 37.0% ~28% Effective Tax Rate (GAAP) 33.1% 40.0% 37.0% ~28% Net Tax Charges1 - ($16) ($16) ($16) Tax Rate Excluding Non-Recurring Gains & Charges2 33.7% 24.3% 28.0% ~25% ~23% Effective Tax Rate (GAAP) 33.1% 40.0% 37.0% ~28% Net Tax Charges1 - ($16) ($16) ($16) Excess Tax Benefits from stock-based compensation - $1 $3 ~$20 Tax Rate Excluding ETB and Non-Recurring Gains & Charges2 33.7% 25.8% 29.6% ~28% ~24% 1 Net charges of $16 million in FY2018 related to the change in U.S. tax law 2 FY17 GAAP Tax rate was impacted by the recognition of the non-cash, nontaxable $9.3 million investment gain. Excluding that gain the tax rate was 33.7% 24

© 2018 | Second Quarter 2018 GAAP and Adjusted Operating Income and Adjusted EPS $ in millions, except per share amounts Year-over-Year Change in Operating Income and Adjusted Operating Income Year-over-Year Change in EPS and Adjusted EPS +63% +96% 25 +103% +108%

© 2018 | ($ in millions) Investor Communication Solutions ("ICS") 2Q 1H 2017 2018 Change 2017 2018 Change Recurring fee revenues $329 $334 2% $653 $667 2% Event-driven fee revenues 30 97 227% 67 157 133% Distribution revenues 346 370 7% 702 705 0% Total revenues $704 $802 14% $1,422 $1,529 7% Earnings before income taxes $20 $72 255% $55 $118 114% Pre-tax margins 2.9% 9.0% 3.9% 7.7% Global Technology and Operations ("GTO") 2Q 1H 2017 2018 Change 2017 2018 Change Total revenues $207 $228 10% $400 $443 11% Earnings before income taxes $44 $51 14% $81 $96 19% Pre-tax margins 21.4% 22.2% 20.1% 21.6% Segment Results Note: Amounts may not sum due to rounding 26

© 2018 | Fiscal Year 2018 Guidance1 Original Revised Recurring fee revenue growth 4 - 6% 4 - 6% Total revenue growth 2 - 3% 2 - 4% Operating income margin - GAAP ~14% ~14% Adjusted Operating income margin - Non-GAAP ~16% ~16% Diluted earnings per share growth* 15 - 19% 22 - 26% Adjusted earnings per share growth* - Non-GAAP 15 - 19% 27 - 31% Free cash flow* - Non-GAAP $400 - $450M $500 - $550M Closed sales $170 - $210M $170 - $210M 1 Revised Fiscal Year 2018 guidance as of 2/8/2018 Second Quarter FY2018 Earnings Call * Revised FY2018 guidance includes projected $20 million, or $0.17 per share, from excess tax benefits from stock-based compensation 27

Supplemental Reporting Detail

FISCAL YEAR 2017 AND SECOND QUARTER AND SIX MONTHS FISCAL YEAR 2018

ADDITIONAL PRODUCT LINE REPORTING

$ in millions	Fiscal Year 2017	Quarter Ended December 31, 2017	% Change	Six Months Ended December 31, 2017	% Change
Investor Communication Solutions ("ICS")					
Equity proxy	$382.0	$33.6	6%	$63.6	2%
Mutual fund interims	198.2	46.9	6%	96.2	9%
Customer communications & fulfillment	763.5	187.3	-1%	368.9	-1%
Other ICS	282.0	66.5	3%	138.7	7%
Total ICS recurring fee revenues	**$1,625.7**	**$334.4**	**2%**	**$667.4**	**2%**
Equity & other	86.4	28.8	100%	59.5	85%
Mutual funds	132.5	68.6	345%	97.1	176%
Total event driven revenues	**$218.9**	**$97.3**	**227%**	**$156.6**	**133%**
Distribution	1,554.0	370.4	7%	704.7	0%
Total ICS revenues	**$3,398.6**	**$802.2**	**14%**	**$1,528.6**	**7%**
Global Technology & Operations ("GTO")					
Equities & other	686.2	189.4	10%	368.4	11%
Fixed income	139.3	38.5	9%	74.5	9%
Total GTO recurring fee revenues	**$825.5**	**$228.0**	**10%**	**$442.9**	**11%**
Foreign currency exchange	(81.5)	(17.4)	-7%	(33.9)	-2%
Total revenues	**$4,142.6**	**$1,012.8**	**13%**	**$1,937.6**	**8%**
Revenues by Type					
Recurring fee revenues	$2,451.2	$562.4	5%	$1,110.2	5%
Event driven revenues	218.9	97.3	227%	156.6	133%
Distribution revenues	1,554.0	370.4	7%	704.7	0%
Foreign currency exchange	(81.5)	(17.4)	-7%	(33.9)	-2%
Total revenues	**$4,142.6**	**$1,012.8**	**13%**	**$1,937.6**	**8%**

Amounts may not sum due to rounding

Broadridge
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© 2018 | GAAP Reconciliations

© 2018 | Reconciliation of GAAP to Non-GAAP Measures $ in millions, except per share amounts Three Months Ended December 31, Six Months Ended December 31, 2017 2016 2017 2016 Operating income (GAAP) $ 115.1 $ 58.8 $ 199.5 $ 124.9 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 19.7 20.4 39.2 33.1 Acquisition and Integration Costs 2.6 5.0 4.7 7.8 Adjusted Operating income (Non-GAAP) $ 137.5 $ 84.2 $ 243.4 $ 165.8 Operating income margin (GAAP) 11.4% 6.6% 10.3% 7.0% Adjusted Operating income margin (Non-GAAP) 13.6% 9.4% 12.6% 9.3% Three Months Ended December 31, Six Months Ended December 31, 2017 2016 2017 2016 Net earnings (GAAP) $ 62.1 $ 30.1 $ 112.0 $ 63.8 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 19.7 20.4 39.2 33.1 Acquisition and Integration Costs 2.6 5.0 4.7 7.8 Taxable adjustments 22.4 25.3 43.8 40.9 Tax Act items 16.1 — 16.1 — Tax impact of adjustments (a) (5.9) (8.7) (13.0) (14.1) Adjusted Net earnings (Non-GAAP) $ 94.7 $ 46.8 $ 158.9 $ 90.7 Three Months Ended December 31, Six Months Ended December 31, 2017 2016 2017 2016 Diluted earnings per share (GAAP) $ 0.52 $ 0.25 $ 0.93 $ 0.52 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.16 0.17 0.33 0.27 Acquisition and Integration Costs 0.02 0.04 0.04 0.06 Taxable adjustments 0.19 0.21 0.37 0.34 Tax Act items 0.13 — 0.13 — Tax impact of adjustments (a) (0.05) (0.07) (0.11) (0.12) Adjusted earnings per share (Non-GAAP) $ 0.79 $ 0.39 $ 1.32 $ 0.75 (Unaudited - Note: Amounts may not sum due to rounding) 30 (a) Calculated using the GAAP effective tax rate, adjusted to exclude the net $16.1 million charges associated with the Tax A ct, as well as $1.5 million and $3.0 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2017. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

© 2018 | Reconciliation of GAAP to Non-GAAP Measures Six Months Ended December 31, 2017 2016 Net cash flows provided by (used in) operating activities (GAAP) $ 141.8 $ (5.5) Capital expenditures and Software purchases and capitalized internal use software (52.5) (32.0) Free cash flow (Non-GAAP) $ 89.3 $ (37.5) (Unaudited - Note: Amounts may not sum due to rounding) 31

© 2018 | Reconciliation of GAAP to Non-GAAP Measures 32 Fiscal Years Ended June 30, 2017 2016 2015 2014 Operating income (GAAP) $ 531.6 $ 500.3 $ 466.9 $ 418.2 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 72.6 31.8 25.3 22.6 Acquisition and Integration Costs 19.1 5.0 5.0 2.1 Adjusted Operating income (Non-GAAP) $ 623.3 $ 537.1 $ 497.2 $ 442.9 Operating income margin (GAAP) 12.8% 17.3% 17.3% 16.3% Adjusted Operating income margin (Non-GAAP) 15.0% 18.5% 18.5% 17.3% Fiscal Years Ended June 30, 2017 2016 2015 2014 Net earnings (GAAP) $ 326.8 $ 307.5 $ 287.1 $ 263.0 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 72.6 31.8 25.3 22.6 Acquisition and Integration Costs 19.1 5.0 5.0 2.1 MAL investment gain (9.3) — — — Tax impact of adjustments (30.9) (12.7) (10.5) (8.7) Adjusted Net earnings (Non-GAAP) $ 378.3 $ 331.7 $ 306.9 $ 279.0 Fiscal Years Ended June 30, 2017 2016 2015 2014 Diluted earnings per share (GAAP) $ 2.70 $ 2.53 $ 2.32 $ 2.12 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.60 0.26 0.20 0.18 Acquisition and Integration Costs 0.16 0.04 0.04 0.02 MAL investment gain (0.08) — — — Tax impact of adjustments (0.26) (0.10) (0.08) (0.07) Adjusted earnings per share (Non-GAAP) $ 3.13 $ 2.73 $ 2.47 $ 2.25 Fiscal Years Ended June 30, 2017 2016 2015 2014 Net cash flows provided by operating activities (GAAP) $ 515.9 $ 437.7 $ 431.4 $ 387.7 Capital expenditures and Software purchases and capitalized internal use software (113.7) (75.5) (66.0) (53.4) Free cash flow (Non-GAAP) $ 402.2 $ 362.2 $ 365.4 $ 334.3 Note: Amounts may not sum due to rounding. (Unaudited - dollars in millions, except per share amounts)

Reconciliation of GAAP to Non-GAAP Measures - Revised FY18 Guidance

(Unaudited)

Adjusted Earnings Per Share Growth Rate (1) (2)	
Diluted earnings per share (GAAP)	22% - 26%
Adjusted earnings per share (Non-GAAP)	27% - 31%
Adjusted Operating Income Margin (3)	
Operating income margin % (GAAP)	~14%
Adjusted Operating income margin % (Non-GAAP)	~16%
Free Cash Flow (2)	
Net cash flows provided by operating activities (GAAP)	$610 - $680 million
Capital expenditures and Software purchases and capitalized internal use software	(110) - (130) million
Free cash flow (Non-GAAP)	$500 - $550 million

(1) Adjusted EPS growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs and Tax Act items, and is calculated using diluted shares outstanding. Fiscal year 2018 Non-GAAP Adjusted EPS guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, net of taxes, and Tax Act items of approximately $0.65 per share.

(2) Revised guidance includes projected $20 million, or $0.17 per share, from excess tax benefits from stock-based compensation.

(3) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. Fiscal year 2018 Non-GAAP Adjusted Operating income margin guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs of approximately $90 million.

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